
                       FUND PARTICIPATION AGREEMENT

       THIS FUND PARTICIPATION AGREEMIENT is made and entered into as of

September 26, 1996 by and between LINCOLN LIFE & ANNUITY CONTANY OF NEW YORK

(the "Company") and TWENTIETH CENTURY SECURITIES, INC. (the

"Distributor").

       WHEREAS, the Company offers to the public certain group variable annuity contracts and group variable life insurance contracts (the

"Contracts"); and

       WHEREAS, the Company wishes to offer as investment options under the

Contracts, TCI Balanced and TCI Growth (the "Funds"), both of which are a series of mutual fund shares registered under the Investment Company Act of

1940, as amended, and issued by TCI Portfolios, Inc. (the "Issuer"); and

       WHEREAS, on the terms and conditions hereinafter set forth,

Distributor and the Issuer desire to make shares of the Funds available as investment options under the Contracts and to retain the Company to perform certain administrative services on behalf of the Funds;

       WHEREAS, the Funds are open-end management investment companies that were established for the purpose of serving as the investrnent vehicles for separate accounts established for variable life insurance policies and variable annuity contracts (collectively referred to as "Variable Insurance

Products", the owners of such products being referred to as "Contract

Owners") to be offered by insurance companies which have entered into participation agreements with the Fund ("Participating Insurance

Companies"); and

       WHEREAS, the Issuer filed with the Securities and Exchange Commission

(the "SEC") and the SEC has declared effective a registration statement

(referred to herein as the "Fund Registration Statement" and the prospectus contained therein, or filed pursuant to Rule 497 under the 1933 Act, referred to herein as the "Fund Prospectus") on Form N-IA to register itself as an open-end management investment company (File No. 40-811-5188) under the

Investment Company Act of 1940, as amended (the " 1940 Act"), and the Fund shares (File No. 33-14567) under the Securities Act of 1933, as amended (the

"1933 Act"); and

       WHEREAS, the Company has filed a registration statement with the SEC to register under the 1933 Act certain variable annuity contracts described in Schedule A to this Agreement as in effect at the time this Agreement is executed and such other variable annuity contracts and variable life insurance policies wolfish may be added to Schedule A from time to time (each such registration statement for a class or classes of contracts fisted on

Schedule A being referred to as the "Contracts Registration Statement" and the prospectus for each such class or classes being referred to herein as the

"Contracts Prospectus "); and

       WHEREAS, each Account (defined in Section 7(a) below), a validly existing separate account, duly authorized by resolution of the Board of

Directors of the Company, set forth on

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Schedule B sets aside and invests assets attributable to the Contracts; and

       WHEREAS, the Company has registered or will have registered each

Account with the SEC as a unit investment trust under the 1940 Act before any

Contracts are issued by that Account; and

       WHEREAS, the Distributor is registered as a broker-dealer with the SEC under the Securities Exchange. Act of 1934, as amended (the "1934 Act"),

and is a member in good standing of the National Association of Securities

Dealers, Inc. (the "NASD"); and

       WHEREAS, the Distributor and the Issuer have entered into an agreement

(the "Distribution Agreement") pursuant to which the Distributor will distribute Fund shares; and

       WHEREAS, Investors Research Corporation (the "Investrnent Advisor")

is registered as an investment adviser under the 1940 Act and any applicable state securities laws and serves as an investment manager to the Issuer and the Funds pursuant to an agreement; and

       WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Fund shares on behalf of each

Account to fund its Contracts and the Distributor is authorized to sell such

Fund shares to purchasers such as the Accounts at net asset value;

       NOW, THEREFORE, the Company and Distributor agree as follows:

       1.   TRANSACTIONS IN THE FUNDS. Subject to the terms and conditions of this Agreement, the Distributor will cause the Issuer to make shares of the

Funds available to be purchased, exchanged, or redeemed, by the Company on behalf of the Accounts through a single account per Fund at the net asset value applicable to each order. The Funds' shares shall be purchased and redeemed on a net basis in such quantity and at such time as determined by the Company to satisfy the requirements of the Contracts for which the Funds serve as underlying investment media. Dividends and capital gains distributions will be alltomatically reinvested in full and fractional shares of the Funds.

       2.   ADMINISTRATIVE SERVICES. The Company shall be solely responsible for providing all administrative services for the Contract Owners. The

Company agrees that it will maintain and preserve all records as required by law to be maintained and preserved, and will otherwise comply with all laws,

rules and regulations applicable to the marketing of the Contracts and the provision of administrative services to the Contract Owners.

       3.   TIMING OF TRANSACTIONS.

       Distributor hereby appoints the Company as its agent and/or agent for the Funds for the limited purpose of accepting purchase and redemption orders for Fund shares from the Accounts and/or Contract Owners, as applicable. On each day the New York Stock Exchange (the "Exchange") is open for trading

(each, a "Business Day"), the Company may receive instructions from the

Accounts and/or Contract Owners for the purchase or redemption of shares of the Funds ("Orders"). Orders received and accepted by the Company prior to the close of regular trading on the Exchange (the "Close of

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Trading") on any given Business Day (currently, 4:00 p.m. Eastern time) and transmitted to the Issuers by 10: 00 a.m. Eastern time on the next following

Business Day will be executed at the net asset value determined as of the

Close of Trading on the previous Business Day. Any Orders received by the

Company after the Close of Trading, and all Orders that are transmitted to the Issuers after 10:00 a.m. Eastern time on the next following Business Day,

will be executed by the Issuers at the net asset value next determined following receipt of such Order. The day as of which an Order is executed by the Issuers pursuant to the provisions set forth above is referred to herein as the "Trade Date".

       4.   PROCESSING OF TRANSACTIONS.

       (a)  By 7:00 p.m. Eastern time on each Business Day, Distributor will provide to the Company, via facsimile or other electronic transmission acceptable to the Company, the Funds' net asset value, dividend and capital gain information and, in the case of income funds, the daily accrual for interest rate factor (mil rate), determined at the Close of Trading.

       (b)  By 10:00 a.m. Eastern time on each Business Day, the Company win provide to Distributor via facsimile or other electronic transmission acceptable to Distributor a report stating whether the Orders received by the

Company from Contract Owners by the Close of Trading on the preceding

Business Day resulted in the Accounts being a net purchaser or net seller of shares of the Funds. As used in this Agreement, the phrase "other electronic transmission acceptable to Distributor" includes the use of remote computer terminals located at the premises of the Company, its agents or affiliates,

which terminals may be linked electronically to the computer system of

Distributor, its agents or affiliates (hereinafter, "Remote Computer

Terminals").

       (c)  Upon the timely receipt from the Company of the report described in (b) above, the Funds' transfer agent will execute the purchase or redemption transactions (as the case may be) at the net asset value computed as of the Close of Trading on the Trade Date. Payment for net purchase transactions shall be made by wire transfer to the applicable Fund custodial account designated by the Distributor on the Business Day next following the

Trade Date. Such wire transfers shall be initiated by the Company's bank prior to 4:00 p.m. Eastern time and received by the Funds prior to 6:00 p.m.

Easter time on the Business Day next following the Trade Date ("T + I"). If payments for a purchase Order is not timely received, such Order will be executed at. the net asset value next computed following receipt of payment.

Payments for net redemption transactions shall be made by wire transfer by the Issuer to the account designated by the Company on T + 1; PROVIDED,

HOWEVER the Issuer reserves the right to settle redemption transactions within the time period set forth in the applicable Fund's then-current prospectus. On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Orders. Orders will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open and the original Trade

Date will apply.

       5.   PROSPECTUS, PROXY MATERIALS AND OTHER INFORMATION.

       (a)  Distributor shall provide the Company with copies of the Issuer's proxy materials, periodic fund reports to shareholders and other materials that are required by law to be sent to the

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Issuer's shareholders. In addition, Distributor shall provide the Company with a sufficient quantity of prospectuses and Statements of Additional

Information of the Funds to be used in conjunction with the transactions contemplated by this Agreement, together with such additional copies of the

Issuer's prospectuses and Statements of Additional Information as may be

reasonably requested by Company. If the Company provides for pass-through voting by the Contract Owners, Distributor will provide the Company with a sufficient quantity of proxy materials for each Contract Owner.

       (b)  The cost of preparing, printing and shipping of the prospectuses,

proxy materials, periodic fund reports and other materials of the Issuer to the Company shall be paid by Distributor or its agents or affiliates;

PROVIDED, HOWEVER, that if at any time Distributor or its agent reasonably deems the usage by the Company of such items to be excessive, it may, prior to the delivery of any quantity of materials in excess of what is deemed reasonable, request that the Company demonstrate the reasonableness of such usage. If the Distributor believes the reasonableness of such usage has not been adequately demonstrated, it may request that the Company pay the cost of printing (including press time) and delivery of any excess copies of such materials. Unless the Company agrees to make such payments, Distributor may refuse to supply such additional materials and Distributor shall be deemed in compliance with this SECTION 5 if it delivers to the Company at least the number of prospectuses and other materials as may be required by the Issuers under applicable law.

       (c)  The cost of distribution, if any, of any prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the

Contract Owners shall be paid by the Company and shall not be the responsibility of Distributor or the Issuer.

       (d)  Except with the prior written permission of the Company, the Fund shall not give any information or make any representations on behalf of the

Company or concerning the Company, the Account or the Contracts other than the information or representations contained in the Contracts Registration

Statement or Contracts Prospectus, as such Registration Statement and

Prospectus may be amended or supplemented from time to time, or in published reports of the Account which are in the public domain or approved in writing by the Company for distribution to Contract Owners, or in Company sales literature or other promotional material. The Company agrees to respond to any request for permission on a prompt and timely basis. If the Company fails to respond within 10 business days of a request by the Fund or the

Distributor, then the Fund is relieved of the obligation to obtain the prior written permission of the Company.

       (e)  For purposes of this SECTION 5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements

(such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, computer net site, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, in print or electronically, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or a agents or employees, registration statements,

prospectuses, Statements of Additional Information, shareholder reports and proxy materials, and any other material constituting sales

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literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

       6.   COMPENSATION AND EXPENSES.

       (a)  The Accounts shall be the sole shareholder of Fund shares purchased for the Contract Owners pursuant to this Agreement (the "Record

Owners"). The Company and the Record Owners shall properly complete any applications or other forms required by Distributor or the Issuer from time to time.

       (b)  Distributor acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract Owner as a shareholder. In consideration of the Administrative

Services and performance of all other obligations under this Agreement by the

Company, Distributor will pay the Company a fee (the "Administrative

Services fee") equal to 20 basis points (0.20%) per annum of the average aggregate amount invested by the Company under this Agreement. Distributor's obligation to pay the Administrative Services Fee shall be suspended with respect to any month during which the Company's average aggregate investment in the Funds drops below $10 million. Notwithstanding the above, if the

Company's average investment in a single Fund during a month exceeds $5 million, Distributor will pay the Company the Administrative Services Fee with respect to all amounts invested in such Fund. If the Company's investment in such Fund drops below $5 million, the Distributors obligation to pay the Administrative Services Fee shall be suspended until the Company's average investment in the Fund exceeds $5 million or average aggregate investment in the Funds exceeds $10 million. For purposes of this SECTION

6(B), the average aggregate investrnent amount of Company's investment shall include assets of UNUM Life Insurance Company of America and First UNT-JM

Life Insurance Company acquired by Company.

       (c)  The payments received by the Company under this Agreement are for administrative and shareholder services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

       (d)  For the purposes of computing the payment to the Company contemplated by this Section 6, the average aggregate amount invested by the

Accounts in the Funds over a one month period shall be computed by totaling the Company's aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Company) on each Business Day during the month and dividing by the total number of Business Days during such month.

       (e)  Distributor will calculate the amount of the payment to be made pursuant to this Section 6 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by Distributor for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

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                    LINCOLN LEFE & ANNUITY COWANY OF NEW YORK

                    120 Madison Street, 17th floor

                    Syracuse, NY 13202

                    Attention: Philip Holstein

       In the event Distributor reduces its management fee with respect to any Fund after the date hereof, Distributor may amend the Administrative

Services fee payable with regard to such Fund by providing the Company 30 days' advance written notice of any such adjustment. The revised

Administrative Services fee shall become effective as of the latter of 30 days from the date of delivery of the notice or the date prescribed in the notice.

       7.   REPRESENTATIONS AND WARRANTIES.

       (a)  The Company represents and warrants that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of the

Company, enforceable in accordance with its terms; (ii) it has established the Separate Accounts listed on Schedule B (the "Accounts"), each of which is a separate account under New York Insurance law, and has registered each

Account as a unit investrnent trust under the Investment Company Act of 1940

(the " 1940 Act") to serve as an investment vehicle for the Contracts;

(iii) each Contract provides for the allocation of net amounts received by the Company to an Account for investment in the shares of one of more specified investment companies selected among those companies available through the Account to act as underlying investment media; (iv) selection of a particular investment company is made by the Contract Owner under a particular Contract, who may change such selection from time to time in accordance with the terms of the applicable Contract; and (v) the activities of the Company contemplated by this Agreement comply with all provisions of federal and state insurance, securities, and tax laws applicable to such activities.

       (b)  Distributor represents and warrants that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of

Distributor, enforceable in accordance with its terms; and (ii) the investments of the Funds will at all times be adequately diversified within the meaning of Section 817(h) of the Internal Revenue Service Code of 1986,

as amended (the "Code"), and the regulations thereunder, and that at all tirnes when this Agreement is in effect, all beneficial interests in each of the Funds will be owned by one or more insurance companies or by any other party permitted under Section 1.817-5(f)(3) of the Regulations promulgated under the Code; and (iii) each Fund currently qualifies as a Regulated

Investment Company under Subchapter M of the Code. The Distributor further represents and warrants that it will make every effort to cause the Funds to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future and (iv)

that it is registered as a Broker-Dealer under the 1934 Act.

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       (c)  The Distributor represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for so long as the Fund shares are sold. The Distributor further represents and warrants that the

Issuer is a corporation duly organized and in good standing under the laws of

Maryland.

       (d)  The Distributor represents and warrants that the Funds have and maintains a fidelity bond in accordance with Rule 17g-I under the 1940 Act.

The Fund will immediately notify the Company in the event the fidelity bond coverage should lapse at any time.

       8.   ADDITIONAL COVENANTS AND AGREEMENTS.

       (a)  Each party shall comply with all provisions of federal and state laws applicable to its respective activities under this Agreement. All obligations of each party under this Agreement are subject to compliance with federal and state laws.

       (b)  Each party shall promptly notify the other parties in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

       (c)  The Company covenants and agrees that all Orders accepted and transmitted by it hereunder with respect to each Account on any Business Day will be based upon instructions that it received from the Contract Owners in proper form prior to the Close of Trading of the Exchange on that Business

Day. The Company shall time stamp all Orders or otherwise maintain records that will enable the Company to demonstrate compliance with SECTION 8(C)

hereof

       (d)  The Company covenants and agrees that all Orders transmitted to the Issuers, whether by telephone, telecopy, or other electronic transmission acceptable to Distributor, shall be sent by or under the authority and direction of a person designated by the Company as being duly authorized to act on behalf of the owner of the Accounts. Absent actual knowledge to the contrary, Distributor shall be entitled to rely on the existence of such authority and to assume that any person transmitting Orders for the purchase,

redemption or transfer of Fund shares on behalf of the Company is "an appropriate person" as used in Sections 8-308 and 8404 of the Uniform

Commercial Code with respect to the transmission of instructions regarding

Fund shares on behalf of the owner of such Fund shares. The Company shall maintain the confidentiality of all passwords and security procedures issued,

installed or otherwise put in place with respect to the use of Remote

Computer Terminals and assumes full responsibility for the security therefor.

The Company further agrees to be responsible for the accuracy, propriety and consequences of all data transmitted to Distributor by the Company by telephone, telecopy or other electronic transmission acceptable to

Distributor.

       (e)  The Company agrees to make every reasonable effort to market its

Contracts. It will use its best efforts to give equal emphasis and promotion to shares of the Funds as is given to other underlying investments of the

Accounts.

       (f)  The Company shall not, without the written consent of

Distributor, make

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representations concerning the Issuer or the shares of the Funds except those contained in the then- current prospectus and in current printed sales literature approved by Distributor or the Issuer.

       (g)  Advertising and sales literature with respect to the Issuer or the

Funds prepared by the Company or its agents, if any, for use in marketing shares of the Funds as underlying investment media to Contract Owners shall be submitted to Distributor for review and approval before such material is used. All such materials shall be directed to Dina Tantra, Distributor's advertising compliance manager (or such other person as Distributor may designate in writing) by mail at 4500 Main Street, Kansas City, Missouri

64111, or by fax at (816) 340-4074. Such materials shall be accompanied by a request for approval or comments within a reasonable amount of time, which shall not be less than 10 business days from the date delivered to

Distributor. The Company agrees to use reasonable efforts to notify

Distributor's advertising compliance manager of the delivery of such materials (which includes leaving a voice mail message). If Distributor fails to respond within the time period set forth in the request for review,

Company may use such material as submitted without final approval by

Distributor. If subsequent to approval by Distributor (or the expiration of the time period set forth in the request for approval), Distributor reasonably determines any such material is or has become inaccurate,

rnisleading or otherwise inappropriate, it may request that the Company modify such advertising and sales literature, which the Company will do at the next reprinting of any such materials. If Distributor determines that such material should be modified immediately, Distributor shall notify the

Company of such fact and Company shall accommodate Distributor's reasonable requests. In such instances, Distributor shall pay the Company's reasonable out-of-pocket expenses in reprinting any such advertising and sales materials. Notwithstanding anything contained herein, Company shall be responsible for the compliance of all advertising and sales literature prepared by the Company with all applicable federal, state and NASD requirements

       (h)  The Company will provide to Distributor at least one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, and all amendments or supplements to any of the above that include a description of or information regarding the Funds promptly after the filing of such document with the SEC or other regulatory authority.

       (i)  Each party will comply with reasonable requests for information and documents regarding the Funds or the other party's compliance with its obligations under this Agreement made by the other party, by the Funds' Board of Directors or by any appropriate governmental entity or self regulatory organization.

       9.   USE OF NAMES. Except as otherwise expressly provided for in this

Agreement, neither Distributor nor the Funds shall use any trademark, trade name, service mark or logo of the Company, or any variation of any such trademark, trade name, service mark or logo, without the Company's prior written consent, the granting of which shall be at the Company's sole option.

Except as otherwise expressly provided for in this Agreement, the Company shall not use any trademark, trade name, service mark or logo of the Issuer or Distributor, or any variation of any such trademarks, trade names, service marks, or logos, without the prior written consent of either the Issuer or

Distributor, as appropriate, the granting of which shall be at the sole option of Distributor and/or the Issuer.

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       10.  PROXY VOTING.

       (a)  The Company shall provide pass-through voting privileges to all

Contract Owners so long as the SEC continues to interpret the 1940 Act as requiring such privileges. It shall be the responsibility of the Company to assure that it and the separate accounts of the other Participating Companies

(as defined in SECTION 12(A) below) participating in any Fund calculate voting privileges in a consistent manner.

       (b)  The Company will distribute to Contract Owners all proxy material furnished by Distributor and will vote shares in accordance with instructions received from such Contract Owners. The Company shall vote Fund shares for which no instructions have been received in the same proportion as shares for which such instructions have been received. The Company shall not oppose or interfere with the solicitation of proxies for Fund shares held for such

Contract Owners.

       11.  INDEMNITY.

11.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Fund, the Distributor and each person who controls or is associated with the Fund (other than another Participating Insurance Company)

or the Distributor within the meaning of such terms under the federal securities laws and any officer, trustee, director, employee or agent of the foregoing, against any and all losses, claims, expenses, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation,

at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities:

            (a) arise out of or are based upon any untrue  statement or alleged untrue  statement of any material fact contained in the

       Contracts Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the

       Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated

       therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Distributor (or a person authorized in writing to do so on behalf of the Fund or the Distributor) for use in the Contracts Registration

       Statement, Contracts Prospectus or in the Contracts or sales literature

       (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

            (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact by or on behalf of the Company

       (other than statements or representations contained in the Fund

       Registration Statement, Fund Prospectus or sales literature or other

                                        9

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promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control with respect to the sale or distribution of the Contracts or Fund shares; or

            (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund Registration Statement, Fund

       Prospectus or sales literature or other promotional material of the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated

       therein or necessary to make the statements therein not misleading in fight of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Distributor by or on behalf of the Company; or

            (d) arise as a result of any failure by the Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

            (e) arise out of any material breach by the Company of this

       Agreement, including but not limited to any failure to transmit a request for redemption or purchase of Fund shares on a timely basis in accordance with the procedures set forth in SECTION 3; or

            (f) arise as a result of the Company's providing the Distributor with inaccurate information, which causes the Distributor to calculate its Net Asset Values incorrectly.

This indemnification will be in addition to any liability which the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

11.2. INDEMNIFICATION BY THE DISTRIBUTOR. The Distributor agrees to indemnify and hold harmless the Company and each person who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, expenses, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation,

at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities:

            (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund Registration

       Statement, Fund Prospectus (or any amendment or supplement thereto) or sales literature or other promotional material of the Fund, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in fight of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by

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the Company to the Distributor or its affiliates for use in the Fund

Registration Statement, Fund Prospectus (or any amendment or supplement thereto) or sales literature or other promotional material of the Fund or otherwise for use in connection with the sale of the Contracts or Fund shares; or

           (b) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Distributor (other than statements or representations contained in the Fund Registration

       Statement, Fund Prospectus or sales literature or other promotional material of the Fund not supplied by the Distributor or persons under their control) or gross negligence, willful misfeasance or bad faith of the Distributor or persons under its control with respect to the sale or distribution of the Contracts or Fund shares; or

            (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contract's Registration Statement,

       Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in fight of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by the Distributor to the Company (or a person authorized in writing to do so on behalf of the Fund or the

       Distributor); or

            (d) arise as a result of any failure by the Distributor to provide the services and furnish the materials under the terms of this Agreement

       (including, but not by way of limitation, a failure, whether unintentional or in good faith or otherwise: (i) to comply with the diversification requirements specified in SECTION 7(B) of this

       Agreement; and (H) to provide the Company with accurate information sufficient for it to calculate its accumulation and/or annuity unit values in timely fashion as required by law and by the this

       Agreement); or

            (e) arise out of any material breach by the Distributor of this

       Agreement.

This indemnification will be in addition to any liability which the

Distributor may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

11.3. INDEMNIFICATION PROCEDURES. After receipt by a party entitled to indemnification ("indemnified party") under this SECTION 11 of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this SECTION 11 ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this SECTION 11, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party,

shall retain counsel

                                        11


reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (I) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the sarne counsel would be inappropriate due to actual or potential differing interests between them.

The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgrnent for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

       A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this SECTION 11. The indemnification provisions contained in this SECTION 11 shall survive any of this Agreement.

       12.  POTENTIAL CONFLICTS.

       (a)  The Company has received a copy of an application for exemptive relief, as amended, filed by Investors Research and the Issuer on December

21, 1987, with the SEC and the order issued by the SEC in response thereto

(the "Shared Funding Exemptive Order"). The Company has reviewed the conditions to the requested relief set forth in such application for exemptive relief. As set forth in such application, the Board of Directors of the Issuer (the "Board") will monitor the Issuer for the existence of any material irreconcilable conflict between the interests of the Contract Owners of all separate accounts ("Participating Companies") investing in funds of the Issuer. An irreconcilable material conflict may arise for a variety of reasons, including: (i) an action by any state insurance regulatory authority; (ii) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling,

no-action or interpretative letter, or any similar actions by insurance, tax or securities regulatory authorities; (iii) an administrative or judicial decision in any relevant proceeding; (iv) the manner in which the investments of any portfolio are being managed; (v) a difference in voting instructions given by variable annuity Contract Owners and variable life insurance

Contract Owners; or (vi) a decision by an insurer to disregard the voting instructions of Contract Owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

       (b)  The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract Owner voting instructions are disregarded.

       (c)  If a majority of the Board, or a majority of its disinterested

Board members, determines

                                        12


that a material irreconcilable conflict exists with regard to Contract Owner investments in a Fund, the Board shall give prompt notice to all

Participating Companies. If the Board determines that the Company is responsible for causing or creating said conflict, the Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to (i)

withdrawing the assets allocable to the Accounts from the Fund and reinvesting such assets in a different investment medium or submitting the question of whether such segregation should be implemented to a vote of all affected Contract Owners and as appropriate, segregating the assets of any appropriate group (i.e., annuity Contract Owners, life insurance Contract

Owners, or variable Contract Owners of one or more Participating Companies)

that votes in favor of such segregation, or offering to the affected Contract

Owners the option of making such a change and (ii) establishing a new registered management investment company or managed separate account. Nothing in this SECTION 12(C) shall be construed to waive any cause of action which may be available to Company against any other Participating Insurance Company or Companies, or against any other person or entity, in the event Company determines good faith that it (Company) is not responsible (or is not solely responsible) for the material irreconcilable conflict.

       (d)  If a material irreconcilable conflict arises as a result of a decision by the Company to disregard its Contract Owner voting instructions and said decision represents a minority position or would preclude a majority vote by all of its Contract Owners having an interest in the Issuer, the

Company at its sole cost, may be required, at the Board's election, to withdraw an Account's investment in the Issuer and terminate this Agreement;

provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

       (e)  For the purpose of this SECTION 12, a majority of the disinterested Board members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Issuer be required to establish a new funding medium for any

Contract. The Company shall not be required by this SECTION 12 to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract Owners materially adversely affected by the irreconcilable material conflict.

       13.  APPLICABLE LAW. This agreement shall be subject to the provisions of all applicable securities law, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be limited,

interpreted and construed in accordance therewith.

       14.  TERMINATION. This agreement shall terminate as to the sale and issuance of new Contracts:

       (a)  at the option of either the  Company,  Distributor  or the Issuer upon six months'  advance  written notice to the other;

                                        13


       (b)  at the option of the Company if the Funds' shares are not available for any reason to meet the requirement of Contracts as detennined by the Company. Reasonable advance notice of election to terminate shall be furnished by Company;

       (c)  at the option of either party upon institution of formal proceedings against the other party or against the Investment Advisor by the

National Association of Securities Dealers, Inc. (the "NASD"), the SEC or

any other regulatory body which the terminating party reasonably believes will result in a material harm to the terminating party or the Funds or the

Accounts or the Contract Owners;

       (d)  upon termination of the Distribution Agreement between the Issuer and Distributor or the Management Agreement between Investors Research and the Funds. Notice of such termination shall be promptly finished to the

Company. This subsection (d) shall not be deemed to apply if contemporaneously with such termination a new contract of substantially similar terms is entered into between the Issuer and Distributor with respect to the Distribution Agreement or the Issuer and the Funds with respect to the

Management Agreement;

       (e)  upon the requisite vote of Contract Owners having an interest in the Issuer to substitute for the Issuer's shares the shares of another investment company in accordance with the terms of Contracts for which the

Issuer's shares had been selected to serve as the underlying investment medium. The Company will give 60 days written notice to the Issuer and

Distributor of any proposed vote to replace the Funds' shares;

       (f)  upon assignment of this Agreement unless made with the written consent of all other parties hereto;

       (g)  if the Issuer's shares are not registered, issued or sold in conformance with Federal law or such law precludes the use of Fund shares as an underlying investment medium of Contracts issued or to be issued by the

Company. Prompt notice shall be given by either party should such situation occur;

       (h)  at the option of the Issuer, if the Issuer reasonably determines in good faith that the Company is not offering shares of the Fund in conformity with the terms of this Agreement or applicable law;

       (i)  at the option of any party hereto upon a determination that continuing to perform under this Agreement would, in the reasonable opinion of the terminating party's counsel, violate any applicable federal or state law, rule, regulation or judicial order;

       (j)  at the option of the Company or the Fund upon a determination by a majority of the Fund Board, or a majority of disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of (i) any Contract Owners or (ii) the interests of the Participating

Insurance Companies investing in the Fund;

                                        14


       (k)  at the option of the Company if the Fund ceases to qualify as a

Regulated Investment Company under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably believes, based on an opinion of its counsel, that the Fund may fail to so qualify;

       (l) at the option of the Company if the Fund falls to meet the diversification requirements specified in Section 817(h) of the Code and any regulations thereunder;

       (m)  at the option of either the Fund or the Distributor if the Fund or the Distributor, respectively, shall determine, in their sole judgment exercised in good faith that either (1) the Company shall have suffered a material adverse change in its business or financial condition; or (2) the

Company shall have been the subject of material adverse publicity which is

Likely to have a material adverse impact upon the business and operations of either the Fund or the Distributor; or

       (n)  at the option of the Company, if the Company shall determine, in its sole judgment exercised in good faith, that either: (1) the Investment

Advisor or Distributor shall have suffered a material adverse change in their respective businesses or financial condition; or (2) the Investment Advisor or Distributor shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company.

       15.  CONTINUATION OF AGREEMENT.

       (a)  Termination as the result of any cause listed in SECTION 14 shall not affect the Issuer's obligation to furnish its shares to Contracts then in force for which its shares serve or may serve as the underlying medium

(unless such further sale of Fund shares is proscribed by law or the SEC or other regulatory body). Following termination, Distributor shall not have any

Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

       (b)  Notwithstanding any termination of this Agreement pursuant to

SECTION 14 of this Agreement, the Fund will, at the option of the Company,

continue to make available additional Fund shares for so long after the termination of this Agreement as the Company desires, pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing

Contracts"). Specifically, without limitation, if the Company so elects to make additional Fund shares available, the owners of the Existing Contracts or the Company, whichever shall have legal authority to do so, shall be permitted to redeem investments in the Fund and/or invest in the Fund.

       (c)  If Fund shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect except as set forth in SECTION 14(A) and thereafter either the Fund or the Company may terminate the Agreement, as so continued pursuant to this Section 15,

upon prior written notice to the other party, such notice to be for a period that is reasonable under the circumstances but, if given by the Fund, need not be for more than six months.

                                        15


       (d)  The parties agree that this SECTION 15 shall not apply to any termination made pursuant to SECTION 12 or any conditions or undertakings incorporated by reference in SECTION 12, and the effect of such SECTION 12 termination shall be governed by the provisions set forth or incorporated by reference therein.

       16.  NON-EXCLUSIVITY. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

       17.  SURVIVAL.  The  provisions of SECTION 9 (use of names) and

Section 11  (indemnity)  of this Agreement shall survive termination of this

Agreement.

       18.  AMENDMENT. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties hereto.

       19.  NOTICES. ALL notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex,

telecopier, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

       To the Company:

                            LINCOLN LIFE & ANNUITY CONTANY OF NEW YORK

                            120 Madison Street, 17th Floor

                            Syracuse, NY 13202

                            Attention: Philip Holstein

                            (315) 477-2845 (office number)

       To the Issuer or Distributor:

                            Twentieth Century Mutual Funds

                            4500 Main Street

                            Kansas City, Missouri 64111

                            Attention: Charles A. Etherington, Esq.

                            (816) 3404051 (office number)

                            (816) 3404964 (telecopy number)

Any notice, demand or other communication given in a manner prescribed in this

SECTION 18 shall be deemed to have been delivered on receipt.

                                       16


       20.  SUCCESSORS AND ASSIGNS. This Agreement may not be assigned without the written consent of all parties to the Agreement at the time of such assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

       21.  COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

       22.  SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect,

the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       23.  ENTIRE AGREEMENT. This Agreement including the Attachments hereto, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes all previous agreements,

written or oral, with respect to such matters.

                                        17


       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

TWENTUTH CENTURY SECURITIES, INC.                LINCOLN LIFE & ANNUITY

                                           COMPANY OF NEW YORK

By: /s/ William M. Lyons                   By: /s/ Philip L. Holstein

William M. Lyons                           Name: Philip L. Holstein

Executive Vice President                   Title: President

                                        18


                                        SCHEDULE A

                                 VARIABLE ANNUITY CONTRACTS

                            AND VARIABLE LIFE INSURANCE POLICIES

                               SUPPORTED BY SEPARATE ACCOUNTS

                                    LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts


                                        SCHEDULE B

                 SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW

                                          YORK

                                   INVESTING IN THE FUND

Lincoln Life & Annuity Variable Annuity Account L


                  AMENDMENT NO. 1 TO FUND PARTICIPATION AGREEMENT

       THIS AMENDMENT NO. 1 TO FUND PARTICIPATION AGREEMENT (the

"Amendment") is effective as of __________, 1999, by and among LINCOLN LIFE

& ANNUITY COMPANY OF NEW YORK (the "Company"), AMERICAN CENTURY INVESTMENT

MANAGEMENT, INC ("ACIM"), and AMERICAN CENTURY INVESTMENT SERVICES, INC.,

F/K/A TWENTIETH CENTURY SECURITIES, INC. (the "ACIS"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the

Agreement (defined below).

                                    RECITALS

       WHEREAS, the Company and ACIS are parties to that certain Fund

Participation Agreement dated September 26, 1996 (the "Agreement") in connection with the participation by the Funds in Contracts offered by the

Company to its clients and the parties wish to supplement the Agreement as provided herein;

       WHEREAS, since the date of the Agreement, Twentieth Century

Securities, Inc. has changed its name to American Century Investment

Services, Inc.; and

       WHEREAS, since the date of the Agreement, the Funds have changed their names; and

       WHEREAS, since the date of the Agreement, ACIS has ceased being the

Distributor of the Funds; and

       NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

       I.   FUNDS UTIFIZED. The second "Whereas" clause of the Agreement is hereby deleted in its entirety and replaced xvith the following language:

            "WHEREAS, the Company wishes to offer as investrnent options under certain of the Contracts, those mutual funds (each a "Fund" and collectively, the "Funds") listed on Schedule B hereto, each such Fund a series of mutual fund shares registered under the Investment Company

       Act of 1940, as amended, and issued by American Century Variable

       Portfolios, Inc.; and"

       2.   ASSIGNMENT BY COMPANV. ACIS hereby assigns all of its rights and obligations under the Agreement to ACIM, and ACIN4 hereby accepts such assignment. The Company hereby consents to such assignment. After the date of this Amendment, all references to "Distributor" in the Agreement shall be deemed to refer to ACIN4.

       3.   COMPENSATION AND EXPENSES. Section 6(b) of the Agreement is hereby deleted in its entirety and replaced with the following language:


       (b)  ACIM acknowledges that it derives a substantial savings in administrative expenses, such as a reduction in expenses related to postage,

shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each

Contract Owner as a shareholder. In consideration of the Administrative

Services and performance of all other obligations under this Agreement by the

Company, AM will pay the Company a fee (the "Administrative Services Fee")

equal to 25 basis points (0.25%) per annum of the average aggregate amount invested by the Company under this Agreement, for as long as the average aggregate market value of the investments by the Company in the Funds exceeds

$50 million. In the event the average aggregate arnount invested by the

Company drops below $50 million, ACIM shall pay Company 20 basis points

(0.20%) per annum of the average aggregate amount invested by the Company.

For purposes of this Section 6(b), the average aggregate investment amount of

Company's investment shall include assets of UNUM Life Insurance Company of

America and First UNTJM Life Insurance Company acquired by Company.

       4.   SCHEDULES. Schedules A and B to the Agreement are hereby deleted and replaced in their entirety with Schedules A and B attached hereto.

       5.   RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement it is the intention of the parties that the terms of this Amendment shall control and the

Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

       6.   COUNTERPARTS: This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

       7.   FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.


       IN WITNESS WHEREOF, the undersigned have executed this Amendment No. I as of the date first above written.

LINCOLN LIFE & ANNUITY                 AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                    MANAGEMENT, INC.

By:                                    By:

     Name:                                  Name:

     Title:                                 Title:

                                       AMERICAN CENTURY INVESTMENT

                                       SERVICES, INC.

                                       By:

                                             Name:

                                             Title:


                                       SCHEDULE A

                                VARIABLE ANNUITY CONTRACTS

                          AND VARIABLE LIFE INSURANCE POLICIES

                              SUPPORTED BY SEPARATE ACCOUNTS

                                  LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts


                                      SCHEDULE B

             SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW

                                      YORK

                           INVESTING IN CERTAIN FUNDS

SEPARATE ACCOUNT NAME                 AMERICAN CENTURY VP FUND(S) UTILIZED

Lincoln Life & Annuity Variable

       Annuity Account L              VP Capital Appreciation and VP Balanced


                 AMENDMENT NO. 2 TO FUND PARTICIPATION AGREEMENT

         THIS AMENDMENT NO. 2 TO FUND PARTICIPATION AGREEMENT (the "Amendment")

is effective as of May 1, 2000, by and among LINCOLN LIFE & ANNUITY COMPANY OF

NEW YORK (the "Company") and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC

("ACIM"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

         WHEREAS, the Company and ACIM are parties to that certain Fund

Participation Agreement dated September 26, 1996 and amended June 14, 1999 (the

"Agreement") in connection with the participation by the Funds in Contracts offered by the Company to its clients and the parties wish to supplement the

Agreement as provided herein; and

         WHEREAS, the parties desire to amend the Agreement to add new products,

a new separate account and new funds to be made available through the separate account to the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. SCHEDULE A AND SCHEDULE B. Schedules A and B are hereby deleted and replaced in their entirety with Schedules A and B attached hereto.

         2. RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the

Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         4. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.


         IN WITNESS  WHEREOF,  the  undersigned  have executed  this  Amendment

No. 2 as of the date first above written.

LINCOLN LIFE & ANNUITY                      AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                         MANAGEMENT, INC.

By: /s/ Troy D. Panning                     By: /s/ William M. Lyons

   ----------------------------------          -----------------------------

   Name:  Troy D. Panning                      Name: William M. Lyons

   Title: Chief Financial Officer and                -----------------------

          2nd Vice President                   Title: Executive Vice President

                                                     -----------------------

                                       2


                                   SCHEDULE A

                           VARIABLE ANNUITY CONTRACTS

                      AND VARIABLE LIFE INSURANCE POLICIES

                         SUPPORTED BY SEPARATE ACCOUNTS

                              LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts

Lincoln CVUL

Lincoln CVUL Series III


                                   SCHEDULE B

         SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                           INVESTING IN CERTAIN FUNDS

SEPARATE ACCOUNT NAME                       AMERICAN CENTURY VP FUND(S) UTILIZED

Lincoln Life & Annuity Variable             VP Capital Appreciation Fund and VP

Annuity Account L                           Balanced Fund

LLANY Separate Account S for                VP Income & Growth Fund and

Flexible Premium Variable                   VP International Fund

Life Insurance

                                       4


                                   SCHEDULE B

         SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                           INVESTING IN CERTAIN FUNDS

SEPARATE ACCOUNT NAME                     AMERICAN CENTURY VP FUND(S) UTILIZED

Lincoln Life & Annuity Variable            VP Capital Appreciation Fund and VP

   Annuity Account L                          Balanced Fund

LLANY Separate Account S for                   VP Income & Growth Fund and

   Flexible Premium Variable                 VP International Fund

   Life Insurance


                 AMENDMENT NO. 3 TO FUND PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 3 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is

effective as of May 1, 2004, by and among LINCOLN LIFE & ANNUITY COMPANY OF NEW

YORK (the "Company"), AMERICAN CENTURY INVESTMENT MANAGEMENT, INC ("ACIM") and

AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the

Agreement (defined below).

                                    RECITALS

     WHEREAS, the Company and ACIM are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended June 14, 1999 and

May 1, 2000 (the "Agreement") in connection with the participation by the Funds in Contracts offered by the Company to its clients and the parties wish to supplement the Agreement as provided herein; and

     WHEREAS, as of March 13, 2000, American Century Investment Services, Inc.

("ACIS") became the sole distributor for the Funds and ACIM wishes to assign to

ACIS all its rights and obligations under the Agreement;

     WHEREAS, the parties desire to amend the Agreement to add new products, a new separate account and new funds to be made available through the separate account to the Agreement; and

     WHEREAS, the parties have agreed to revise the reimbursement terms as set forth herein in connection with the offering of specific Funds;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein,

the parties hereto agree as follows:

     1.     ASSIGNMENT BY ACIM. On March 13, 2000, ACIS became the sole distributor of the Funds. ACIM hereby assigns all its rights and obligations under the Agreement to ACIS and ACIS hereby accepts such assignment. The Company hereby consents to such assignment. After the date of this Amendment, all references to "ACIM" in the Agreement shall be deemed to refer to ACIS.

     2.     SCHEDULE A AND SCHEDULE B. Schedules A and B are hereby deleted and replaced in their entirety with Schedules A and B attached hereto.

     3.     COMPENSATION AND EXPENSES. Sections 6(b) and (c) are hereby deleted in their entirety and the following sections are substituted in lieu thereof:

                  "(b)   ACIS acknowledges that it will derive a substantial

            savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the

            Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative


            Services and performance of all other obligations under this

            Agreement by the Company, Distributor will pay the Company its prorata share of a fee (the "Administrative Services Fee") as set forth on the attached SCHEDULE C of the average aggregate amount invested by the Company in Class I and Class II shares of the Funds under this Agreement. For purposes of this Section 6(b), the average aggregate investment amount of Company's investment shall include assets of Lincoln National Life Insurance Company and UNUM Life

            Insurance Company of America and First UNUM Life Insurance Company

            acquired by an affiliate of the Company. The payments received by the Company do not constitute payment in any manner for investment advisory services.

                  "(c)   In consideration of performance of the Distribution

            Services specified on SCHEDULE D by the Company, Distributor will pay the Company a fee (the "Distribution Fee") of 25 basis points

            (0.25%) of the average aggregate amount invested by the Company in

            Class II of the VP Inflation Protection Fund under this Agreement."

     4.     TERMINATION. In connection with the expansion of Funds available under the Agreement, Section 14 is hereby amended by deleting Section 14(f) in its entirety and replacing it with the following language:

            "(f)  upon assignment by either party hereto:

            The following language is hereby added as Section 14(m):

            "(m)  by a vote of a majority of independent directors of the

                  Funds."

     5.     Section 20 is hereby deleted in its entirety and the following

Section 20 is substituted in lieu thereof:

                  "20.   SUCCESSORS AND ASSIGNS.   This Agreement may not be

            assigned and will be terminated automatically upon any attempted assignment. This Agreement shall be binding upon and inure to the benefit of both parties hereto."

     6.     RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the

Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                                        2


     7.     COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     8.     FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms,

covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first above written.

LINCOLN LIFE & ANNUITY                  AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                     MANAGEMENT, INC.

By:    /s/ Rise C.M. Taylor             By:    /s/ William M. Lyons

       -------------------------               --------------------------

Name:  Rise C.M. Taylor                 Name:  William M. Lyons

Title: 2nd Vice President               Title: President

AMERICAN CENTURY

INVESTMENT SERVICES, INC.

By:    /s/ William M. Lyons

       -------------------------

Name:  William M. Lyons

Title: President

                                        3


                                   SCHEDULE A

                           VARIABLE ANNUITY CONTRACTS

                      AND VARIABLE LIFE INSURANCE POLICIES

                         SUPPORTED BY SEPARATE ACCOUNTS

                              LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts

Lincoln CVUL

Lincoln CVUL Series III

ChoicePlus

ChoicePlus Access

ChoicePlus II

ChoicePlus II Access

ChoicePlus II Bonus

ChoicePlus II Advance

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (Bonus)

ChoicePlus Assurance (L Share)

ChoicePlus Momentum Income Option

Director

Lincoln VUL(CV)

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(CV) IV M

Lincoln VUL(DB)

Lincoln VUL(DB) Elite

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(DB) IV M

Lincoln SVUL

Lincoln SVUL Elite

Lincoln SVUL II Elite

Lincoln SVUL III

                                        4


                                   SCHEDULE B

       SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                           INVESTING IN CERTAIN FUNDS




SEPARATE ACCOUNT NAME                    AMERICAN CENTURY VP FUND(S) UTILIZED

---------------------                    ------------------------------------


Lincoln Life & Annuity Variable          VP Capital Appreciation Fund, VP

Annuity Account L                       Balanced Fund (Class I)

Lincoln New York Account N               VP Inflation Protection Fund (Classes I & II)

For Variable Annuities

LLANY Separate Account S for             VP Income & Growth Fund,

Flexible Premium Variable               VP International Fund (Class I)

Life Insurance

LLANY Separate Account R for             VP Inflation Protection Fund (Classes I & II)

Flexible Premium Variable

Life Insurance

Lincoln Life & Annuity Flexible Premium  VP Inflation Protection Fund (Classes I & II)

Variable Life Account M

Lincoln New York Separate Account 401    VP Inflation Protection Fund (Classes I & II)



                                        5


                                   SCHEDULE C

              FUNDS AVAILABLE AND ADMINISTRATIVE SERVICES FEES

CLASS I OF:

               VP Balanced Fund

               VP Capital Appreciation Fund

               VP International Fund

               VP Income & Growth Fund

Fees:          20 basis points on first $50M in total assets(1)

               25 basis points on total assets in excess of $50M

CLASSES I & II OF:

               VP Inflation Protection Fund

Fees:          20 basis points on first $30M in assets(2) of Classes I & II of this Fund

               25 basis points on combined assets of Classes I & II of this Fund in excess of $30M

----------

(1) The total asset level shall include only those Funds that meet the requirements for reimbursement in accordance with the schedule as set forth above. The total asset level shall be determined by aggregating the assets invested in the Funds by the Company with all assets (except VP Class II Fund assets) invested in the American Century family of funds by the following affiliates of the Company:

                  Lincoln Life & Annuity Company of New York

                  UNUM Life Insurance Company of America

                  First UNUM Life Insurance Company

(2) The total asset level shall include only Classes I & II of the VP Inflation

Protection Fund in accordance with the schedule as set forth above. The total asset level shall be determined by aggregating the assets invested in Classes I

& II of the VP Inflation Protection Fund by the Company and Lincoln Life &

Annuity Company of New York.

                                        6


                                  SCHEDULE D

                              DISTRIBUTION SERVICES

Pursuant to the Agreement to which this is attached, the Company shall perform distribution services for Advisor Class shares of the Funds, including, but not limited to, the following:

1.   Receive and answer correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports.

2.   Provide facilities to answer questions from prospective investors about

     Fund shares.

3.   Assist investors in completing application forms and selecting dividend and other account options.

4.   Provide other reasonable assistance in connection with the distribution of Fund shares.

                                        7


                 AMENDMENT NO. 4 TO FUND PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 4 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is

effective as of July 1, 2004, by and among LINCOLN LIFE & ANNUITY COMPANY OF NEW

YORK (the "Company"), AMERICAN CENTURY INVESTMENT MANAGEMENT, INC ("ACIM") and

AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the

Agreement (defined below).

                                    RECITALS

     WHEREAS, the Company and ACIM are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended June 14, 1999, May

1, 2000 and May 1, 2004 (the "Agreement") in connection with the participation by the Funds in Contracts offered by the Company to its clients and the parties wish to supplement the Agreement as provided herein; and

     WHEREAS, the parties desire to amend the Agreement to revise the list of separate accounts for which Funds are made available under the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein,

the parties hereto agree as follows:

     1.     SCHEDULE A. Schedule A is hereby deleted in its entirety and is replaced by Schedule A, attached hereto.

     2.     RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the

Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     3.     COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     4.     FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms,

covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first above written.

LINCOLN LIFE & ANNUITY                   AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                      SERVICES, INC.

By:    /s/ Rise C.M. Taylor              By:    /s/ William M. Lyons

       --------------------------               --------------------------

Name:  Rise C.M. Taylor                  Name:   William M. Lyons

Title: 2nd Vice President                Title:  President


                                                            AS AMENDED EFFECTIVE

                                                            OCTOBER 1, 2004

                                   SCHEDULE A

         VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

               SUPPORTED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts

Lincoln CVUL

Lincoln CVUL Series III

ChoicePlus

ChoicePlus Access

ChoicePlus II

ChoicePlus II Access

ChoicePlus II Bonus

ChoicePlus II Advance

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (Bonus)

ChoicePlus Assurance (L Share)

ChoicePlus Momentum Income Option

Director

Lincoln VUL(CV)

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(DB)

Lincoln VUL(DB) Elite

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VUL(ONE)

Lincoln Momentum VUL(ONE)

Lincoln SVUL

Lincoln SVUL Elite

Lincoln SVUL II Elite

Lincoln SVUL III

Lincoln SVUL IV


                 AMENDMENT NO. 5 TO FUND PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 5 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is

effective as of May 1, 2006, by and among LINCOLN LIFE & ANNUITY COMPANY OF NEW

YORK (the "Company") and AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS").

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

     WHEREAS, the Company and ACIS are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended June 14, 1999, May

1, 2000, May 1, 2004 and July 1, 2004 (the "Agreement") in connection with the participation by the Funds in Contracts offered by the Company to its clients and the parties wish to supplement the Agreement as provided herein; and

     WHEREAS, the parties desire to amend the Agreement to revise the list of variable annuity contracts and variable life policies supported by the separate accounts listed in the Agreement; and

     WHEREAS, the parties desire to amend the Agreement to revise the list of separate accounts for which Funds are made available under the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein,

the parties hereto agree as follows:

1.   SCHEDULES A AND B. Schedules A and B are hereby deleted in their entirety and are replaced by Schedules A and B, attached hereto.

2.   RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the

     Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3.   COUNTERPARTS. This Amendment may be executed in two or more counterparts,

     each of which shall be an original and all of which together shall constitute one instrument.

4.   FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms,

     covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

LINCOLN LIFE & ANNUITY                  AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                     SERVICES, INC.

By: /s/ Kelly D. Clevenger              By: /s/ David Larrabee

    ---------------------------------       -----------------------------------

Name: Kelly D. Clevenger                Name: David Larrabee

Title: 2nd Vice President               Title: Senior Vice President


                                                            AS AMENDED EFFECTIVE

                                                                     MAY 1, 2006

                                   SCHEDULE A

         VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

               SUPPORTED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts

Lincoln CVUL

Lincoln CVUL Series III

ChoicePlus

ChoicePlus Access

ChoicePlus II

ChoicePlus II Access

ChoicePlus II Bonus

ChoicePlus II Advance

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (Bonus)

ChoicePlus Assurance (L Share)

ChoicePlus Momentum Income Option

Director

Lincoln VUL(CV)

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(DB)

Lincoln VUL(DB) Elite

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VULONE

Lincoln Momentum VULONE

Lincoln Momentum SVULONELincoln SVUL

Lincoln SVUL Elite

Lincoln SVUL II Elite

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVULONE

Lincoln Corporate Variable 5


                                   SCHEDULE B

         SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                           INVESTING IN CERTAIN FUNDS

SEPARATE ACCOUNT NAME                     AMERICAN CENTURY VP FUND(S) UTILIZED

---------------------                     ------------------------------------

Lincoln Life & Annuity Variable           VP Capital Appreciation Fund, VP

   Annuity Account L                      Balanced Fund (Class I)

Lincoln New York Account N                VP Inflation Protection Fund

   For Variable Annuities                    (Classes I & II)

LLANY Separate Account S for              VP Income & Growth Fund,

   Flexible Premium Variable              VP International Fund (Class I)

   Life Insurance                         VP Inflation Protection Fund

                                             (Class II)

LLANY Separate Account R for              VP Inflation Protection Fund

   Flexible Premium Variable                 (Classes I & II)

   Life Insurance

Lincoln Life & Annuity Flexible Premium   VP Inflation Protection Fund

   Variable Life Account M                   (Classes I & II)

Lincoln New York Separate Account 401     VP Inflation Protection Fund

                                             (Classes I & II)


                 AMENDMENT NO. 6 TO FUND PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 6 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is

effective as of October 1, 2006, by and among LINCOLN LIFE & ANNUITY COMPANY OF

NEW YORK (the "Company") and AMERICAN CENTURY INVESTMENT SERVICES, INC.

("ACIS"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

     WHEREAS, the Company and ACIS are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended June 14, 1999, May

1, 2000, May 1, 2004, July 1, 2004 and May 1, 2006 (the "Agreement") in

connection with the participation by the Funds in Contracts offered by the

Company to its clients and the parties wish to supplement the Agreement as provided herein; and

     WHEREAS, the parties desire to amend the Agreement to revise the list of variable annuity contracts and variable life policies supported by the separate accounts listed in the Agreement; and

     WHEREAS, the parties desire to amend the Agreement to revise the list of separate accounts for which Funds are made available under the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein,

the parties hereto agree as follows:

1.   SCHEDULES A AND B. Schedules A and B are hereby deleted in their entirety and are replaced by Schedules A and B, attached hereto.

2.   RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the

     Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3.   COUNTERPARTS. This Amendment may be executed in two or more counterparts,

     each of which shall be an original and all of which together shall constitute one instrument.

4.   FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms,

     covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 6 as of the date first above written.

LINCOLN LIFE & ANNUITY                  AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                     SERVICES, INC.

By: /s/ Kelly D. Clevenger              By: /s/ David Larrabee

    ---------------------------------       ------------------------------------

Name: Kelly D. Clevenger                Name: David Larrabee

Title: 2nd Vice President               Title: Senior Vice President


                                                            AS AMENDED EFFECTIVE

                                                                 OCTOBER 1, 2006

                                   SCHEDULE A

         VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

               SUPPORTED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE B

Group Variable Annuity I Contracts

Group Variable Annuity II Contracts

Group Variable Annuity III Contracts

Lincoln CVUL

Lincoln CVUL Series III

ChoicePlus

ChoicePlus Access

ChoicePlus II

ChoicePlus II Access

ChoicePlus II Bonus

ChoicePlus II Advance

ChoicePlus Assurance (A Share)

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (Bonus)

ChoicePlus Assurance (L Share)

ChoicePlus Momentum Income Option

ChoicePlus Design

Director

Lincoln VUL(CV)

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III

Lincoln VUL(CV) IV

Lincoln VUL(DB)

Lincoln VUL(DB) Elite

Lincoln VUL(DB) II

Lincoln VUL(DB) IV

Lincoln VULONE

Lincoln Momentum VULONE

Lincoln Momentum SVULONE

Lincoln SVUL

Lincoln SVUL Elite

Lincoln SVUL II Elite

Lincoln SVUL III

Lincoln SVUL IV

Lincoln SVULONE

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution


                                   SCHEDULE B

         SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                           INVESTING IN CERTAIN FUNDS

SEPARATE ACCOUNT NAME                     AMERICAN CENTURY VP FUND(S) UTILIZED

Lincoln Life & Annuity Variable           VP Capital Appreciation Fund, VP

   Annuity Account L                         Balanced Fund (Class I)

Lincoln New York Account N                VP Inflation Protection Fund

   For Variable Annuities                    (Classes I & II)

LLANY Separate Account S for              VP Income & Growth Fund,

   Flexible Premium Variable              VP International Fund (Class I)

   Life Insurance                         VP Inflation Protection Fund

                                             (Class II)

LLANY Separate Account R for              VP Inflation Protection Fund

   Flexible Premium Variable                 (Classes I & II)

   Life Insurance

Lincoln Life & Annuity Flexible Premium   VP Inflation Protection Fund

   Variable Life Account M                   (Classes I & II)

Lincoln New York Separate Account 401     VP Inflation Protection Fund

                                             (Classes I & II)

Lincoln Life & Annuity Flexible Premium   VP Balanced Fund (Class I)

   Variable Life Account Z                VP Income & Growth Fund (Class I)

                                          VP Inflation Protection Fund

                                             (Class II)

                                          VP International Fund (Class I)

                                          VP Value Fund (Class II)


                 AMENDMENT NO. 7 TO FUND PARTICIPATION AGREEMENT

  THIS AMENDMENT NO. 7 TO FUND PARTICIPATION AGREEMENT (the "Amendment"), by

and among LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (the "Company") and

AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS") is effective as of

April 1, 2007, regardless when executed.

                                   RECITALS

   WHEREAS, a merger of Lincoln Life & Annuity Company of New York and

Jefferson Pilot LifeAmerica Insurance Company ("JPLA") is expected to occur on or about April 2, 2007;

   WHEREAS, effective on or about April 2, 2007, JPLA will change its state of domicile from New Jersey to New York and will change its name to Lincoln

Life & Annuity Company of New York;

   NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the

Agreement as follows:

1.  SUBSTITUTION OF PARTY. By signing below, the parties hereby agree that the former Lincoln Life & Annuity Company of New York shall be replaced as a party to this Agreement by the new Lincoln Life & Annuity Company of New

    York, which as of the effective date of this Amendment, shall have all the rights and responsibilities associated with such substitution.

2.  RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the

    Agreement shall be interpreted on that basis.  To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3.  COUNTERPARTS.  This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.  FULL FORCE AND EFFECT.  Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment No.7 to be executed in its name and on behalf of its duly authorized officer on the date specified below.

LINCOLN LIFE & ANNUITY                        AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                           SERVICES, INC.

By:    /s/ Kelly D. Clevenger                 By:    /s/ Brian Jeter

       -----------------------------                 ---------------------------

Name:  Kelly D. Clevenger                     Name:  Brian Jeter

Title: 2nd Vice President                     Title: President


                 AMENDMENT NO. 8 TO FUND PARTICIPATION AGREEMENT

   THIS AMENDMENT NO. 8 TO FUND PARTICIPATION AGREEMENT (the "Amendment"), by

and among LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (the "Company") and

AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS") is effective as of April

2, 2007, regardless when executed.

                                 RECITALS

   WHEREAS, effective April 2, 2007, Lincoln Financial Distributors, Inc.

assumed the role of principal underwriter of the separate accounts listed in the Agreement;

   NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the

Agreement as follows:

1.   SUBSTITUTION OF PARTY. By signing below, the parties hereby agree that

Lincoln Financial Advisors Corporation shall be replaced as principal underwriter of the separate accounts and distributor of the contracts listed on Schedule B of the Agreement by Lincoln Financial Distributors, Inc., which as of the effective date of this Amendment, shall have all the rights and responsibilities associated with such substitution.

2.   RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the provisions of the

Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3.   COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.   FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment No.8 to be executed in its name and on behalf of its duly authorized officer on the date first listed above.

LINCOLN LIFE & ANNUITY                         AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                            SERVICES, INC.

By:    /s/ Kelly D. Clevenger                  By:    /s/ Brian H. Jeter

       --------------------------                     --------------------------

Name:  Kelly D. Clevenger                      Name:  Brian H. Jeter

Title: 2nd Vice President                      Title: President


               AMENDMENT NO. 9 TO FUND PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 9 TO FUND PARTICIPATION AGREEMENT (the "Amendment")

is made as of this 1st day of November, 2008, by and between LINCOLN LIFE &

ANNUITY COMPANY OF NEW YORK (the "Company") and AMERICAN CENTURY INVESTMENT

SERVICES, INC. ("ACIS").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                RECITALS

     WHEREAS,  the Company and ACIS are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended (the

"Agreement"); and

     WHEREAS, effective April 2, 2007, Jefferson Pilot LifeAmerica Insurance

Company ("JPLA") merged into its affiliated insurance company, Lincoln Life &

Annuity Company of New York, and ceased all legal existence.  The Company and

ACIS agree that the Shareholder Services Agreement between ACIS and JPLA dated May 1, 2001, shall be of no further effect; and

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity contracts and variable life policies supported by the separate accounts under the Agreement, as set forth in the attached

Schedule A; and

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts for which Funds are made available under the

Agreement, as set forth in the attached Schedule B; and

     WHEREAS, the parties have agreed to make additional Funds available as investment options and to revise the reimbursement terms under the Agreement,

as set forth in the attached Schedule C; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the

Agreement as follows:

     1.  FUNDS AVAILABLE.  The second recital of the Agreement is hereby deleted in its entirety and replaced with the following language:

         "WHEREAS, the Company wishes to make available as investment options under the Agreement, one or more of the funds identified in SCHEDULE C attached hereto (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by a registered investment company (each an "Issuer" and collectively, the "Issuers"); and"

     2.  TIMING OF TRANSACTIONS.  Section 3 to the Agreement is hereby deleted in its entirety and replaced with the following language:

         "(a) Distributor hereby appoints the Company as agent for the Funds for the limited purpose of accepting purchase and redemption orders for

     Shares from the Plans sponsors and/or Participants, as applicable.  On each day the New York Stock Exchange (the "Exchange") is open for business

     (each, a "Business Day"); the Company may receive instructions from the

     Plans sponsors and/or Participants for the purchase or redemption of Shares

     ("Orders"). Orders received and accepted by the Company prior to the price time for


     each Fund as set forth in its Prospectus (the "Price Time"), generally the close of regular trading on the Exchange (the "Close of Trading") on any given Business Day (currently, 4:00 p.m. Eastern time) and transmitted to

     Transfer Agent either (1) prior to the Price Time on such Business Day or

     (2) pursuant to the National Securities Clearing Corporation's ("NSCC")

     Mutual Fund Settlement, Entry and Redemption Verification ("Fund/SERV")

     system in accordance with Section 4 hereof, will be executed at the net asset value determined as of the relevant Fund's Price Time on the Business

     Day the Company received such Order.  Any Orders received by the Company on such day but after the relevant Fund's Price Time on a Business Day will be executed at the net asset value next determined as of that Fund's Price

     Time on the next Business Day.  The day as of which an Order is executed by

     Transfer Agent pursuant to the provisions set forth above is referred to herein as the "Trade Date".  All Orders are subject to acceptance or rejection by American Century or the Funds in the sole discretion of any of them.

         "(b) Notwithstanding Section 3(a) above, if the Securities and

     Exchange Commission adopts a rule, or a law is enacted, that changes the requirements for intermediaries with regard to accepting Orders on behalf of the Funds, the timing of transmitting Orders to the Funds, or otherwise affects the way Orders are accepted, transmitted or priced, Section 3(a)

     shall be deemed to be automatically amended to comply with such new rule or law."

     3.  PROCESSING OF TRANSACTIONS.  If transactions in Shares are to be settled manually, the provisions in Sections 4(a), (b) and (c) continue to apply.  The Agreement is hereby amended with the following language:

         "(d) If transactions in Shares are to be settled through the

         Fund/SERV system, the following provisions shall apply:

              "(1) Each party to this Agreement represents that it or one of its affiliates has entered into the Standard Networking Agreement with the NSCC and it desires to participate in the programs offered by the

         NSCC Fund/SERV system which provide (i) an automated process whereby shareholder purchases and redemptions, exchanges and transactions of mutual fund shares are executed through the Fund/SERV system, and

         (ii) a centralized and standardized communication system for the exchange of customer-level information and account activity through the

         Fund/SERV Networking system ("Networking").

              "(2) For each Fund/SERV transaction, including transactions establishing accounts with American Century or its affiliates, the

         Company shall provide the Funds and American Century or its affiliates with all information necessary or appropriate to establish and maintain each Fund/SERV transaction (and any subsequent changes to such information), which the Company hereby certifies is and shall remain true and correct.  The Company shall maintain documents required by

         American Century or the Funds to effect Fund/SERV transactions.  Each instruction shall be deemed to be accompanied by a representation by the Company that it has received proper authorization from each person whose purchase, redemption, account transfer or exchange transaction is effected as a result of such instruction.

              "(3) At all times each party shall maintain insurance coverage that is reasonable and customary in light of all its responsibilities hereunder and under applicable law.  Such coverage shall insure for losses resulting from the criminal acts, errors or omissions of each party's employees and agents.


              "(4) The Company represents and warrants that all instructions,

         questions and other correspondence concerning the accounts for which trades are made in accordance with this SECTION 4(a) shall come from the Company, and that individual account holders shall contact the

         Company, rather than contact Distributor or the Funds directly, with instructions, questions and requests concerning the Funds.  The Company further represents and warrants that it, rather than Distributor or the

         Funds, has reporting responsibility to its clients for confirmations of transactions and monthly, quarterly and year-end statements.

         "(e) If transactions in Shares are to be settled directly with

         Transfer Agent, procedures relating to the processing and settlement of

         Orders shall be subject to such instructions as American Century may forward to the Company from time to time.  Payment for net purchase transactions shall be made by wire transfer or through a clearinghouse agency approved by the American Century to the applicable Fund custodial account designated by American Century on the Business Day next following the Trade Date.  Such wire transfers shall be initiated by the Company's bank prior to 4:00 p.m. Eastern time and received by the Funds prior to 6:00 p.m. Eastern time on the Business Day next following the Trade Date.  If payment for a purchase Order is not timely received, the Fund may cancel the Order or, at American

         Century's option, resell the shares to the applicable Fund at the then prevailing net asset value, and the Company shall be responsible for all costs to American Century, the Funds or any affiliate of American

         Century or the Funds resulting from such resale.  The Company shall be responsible for any loss, expense, liability or damage, including loss of profit suffered by American Century and/or the respective Funds resulting from delay or failure to make timely payment for such shares or cancellation of any trade, or for any Orders that are processed on an "as of" basis as an accommodation to the Company.  The Company shall not be entitled to any gains generated thereby.

         "(f) The Company agrees not to withhold placing Orders received from any customers for the purchase or sale of shares so as to profit itself as a result of such withholding.  The Company shall not purchase shares through Distributor except for the purpose of covering purchase Orders received by the Company, or for the Company's bona fide investment.

         The Company agrees to purchase shares only from the Funds or its customers.  If the Company purchases shares from its customers, it will pay such customers not less than the applicable redemption price as established by the then-current prospectuses of the Funds."

     4.  COMPENSATION AND EXPENSES.  Section 6(b) is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "(b) ACIS acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder.  In consideration of the

     Administrative Services and performance of all other obligations under this

     Agreement by the Company, ACIS will pay the Company a fee (the

     "Administrative Services Fee") attached as SCHEDULE C, attached hereto.

     Any such fee shall be paid to the Company only with respect to Accounts where the Company's Dealer # 4686 and/or # 7002003 is indicated."

     5.  SCHEDULES A, B AND C.  Schedules A, B and C are hereby deleted in their entirety and are replaced by Schedules A, B and C, attached hereto.

     6.  RATIFICATION AND CONFIRMATION OF AGREEMENT.  In the event of a conflict between the


terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     7.  COUNTERPARTS.  This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     8.  FULL FORCE AND EFFECT.  Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this Amendment No.9 to be executed in its name and on behalf of its duly authorized officer on the date first listed above.

LINCOLN LIFE & ANNUITY                         AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                            SERVICES, INC.

By:  /s/ Kelly D. Clevenger                    By:     /s/ Cindy A. Johnson

     ---------------------------                  ----------------------------

Name:  Kelly D. Clevenger                      Name:   Cindy A. Johnson

Title: 2nd Vice President                      Title:  Vice President


                                                            AS AMENDED EFFECTIVE

                                                                  AUGUST 1, 2008

                                   SCHEDULE A

         VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

               SUPPORTED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE B




Group Variable Annuity Contracts                           Lincoln VUL(CV)

Lincoln CVUL                                               Lincoln VUL(CV) II Elite

Lincoln CVUL Series III                                    Lincoln VUL(CV) III

ChoicePlus                                                 Lincoln VUL(CV) IV

ChoicePlus Access                                          Lincoln VUL(DB)

ChoicePlus II                                              Lincoln VUL(DB) Elite

ChoicePlus II Access                                       Lincoln VUL(DB) II

ChoicePlus II Bonus                                        Lincoln VUL(DB) IV

ChoicePlus II Advance                                      Lincoln VUL(ONE)

ChoicePlus Assurance (A Share)                             Lincoln Momentum VULONE

ChoicePlus Assurance (A Share) i4LIFE(R) Advantage         Lincoln Momentum SVULONE

ChoicePlus Assurance (A Class)                             Lincoln SVUL

ChoicePlus Assurance (B Share)                             Lincoln SVUL Elite

ChoicePlus Assurance (B Share) i4LIFE(R) Advantage         Lincoln SVUL II Elite

ChoicePlus Assurance (B Class)                             Lincoln SVUL III

ChoicePlus Assurance (C Share)                             Lincoln SVUL IV

ChoicePlus Assurance (Bonus)                               Lincoln SVULONE

ChoicePlus Assurance (L Share)                             Lincoln Corporate Variable 5

ChoicePlus Momentum Income Option                          Lincoln Corporate Private Solution

ChoicePlus Design                                          Lincoln Ensemble II VUL

ChoicePlus Design i4LIFE(R) Advantage

Director




                                                           AS AMENDED EFFECTIVE

                                                                 AUGUST 1, 2008

                                   SCHEDULE B

        SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                          INVESTING IN CERTAIN FUNDS




SEPARATE ACCOUNT NAME                                   AMERICAN CENTURY VP FUND(S) UTILIZED

---------------------                                   ------------------------------------


Lincoln Life & Annuity Variable                         VP Capital Appreciation Fund

   Annuity Account L                                    VP Balanced Fund (Class I)

Lincoln New York Account N                              VP Inflation Protection Fund (Classes I & II)

   For Variable Annuities

LLANY Separate Account S for                            VP Income & Growth Fund

   Flexible Premium Variable                            VP International Fund (Class I)

   Life Insurance                                       VP Inflation Protection Fund (Class II)

LLANY Separate Account R for                            VP Inflation Protection Fund (Classes I & II)

   Flexible Premium Variable

   Life Insurance

Lincoln Life & Annuity Flexible Premium                 VP Inflation Protection Fund (Classes I & II)

   Variable Life Account M

Lincoln New York Separate Account 401                   VP Inflation Protection Fund (Classes I & II)

Lincoln Life & Annuity Flexible Premium                 VP Balanced Fund (Class I)

   Variable Life Account Z                              VP Income & Growth Fund (Class I)

                                                        VP Inflation Protection Fund (Class II)

                                                        VP International Fund (Class I)

                                                        VP Value Fund (Class II)

Lincoln Life & Annuity Flexible Premium                 VP International Fund (Class I)

   Variable Life Account JA-B                           VP Value Fund (Class II)




                                                           AS AMENDED EFFECTIVE

                                                                 AUGUST 1, 2008

                                       SCHEDULE C

                    FUNDS AVAILABLE AND ADMINISTRATIVE SERVICES FEE

CLASS I OF:                                                FEES

----------                                                 ----

VP Balanced                                                25 bps

VP Capital Appreciation Fund                               25 bps

VP International                                           25 bps

VP Income & Growth                                         25 bps

CLASS II OF:

-----------

VP Inflation Protection Fund                               25 bps

VP Value II                                                10 bps


                AMENDMENT NO. 10 TO FUND PARTICIPATION AGREEMENT

      THIS AMENDMENT NO. 10 TO FUND PARTICIPATION AGREEMENT (the "Amendment")

is made as of this 1st day of January, 2009, by and between LINCOLN LIFE &

ANNUITY COMPANY OF NEW YORK (the "Company") and AMERICAN CENTURY INVESTMENT

SERVICES, INC. ("ACIS").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                  RECITALS

     WHEREAS,  the Company and ACIS are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended (the

"Agreement"); and

     WHEREAS, the parties have agreed to replace Section 5(b) of the

Agreement;

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity contracts and variable life policies supported by the separate accounts under the Agreement, as set forth in the attached

Schedule A; and

     WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts for which Funds are made available under the

Agreement, as set forth in the attached Schedule B; and

     WHEREAS, the parties have agreed to make additional Funds available as investment options and to revise the reimbursement terms under the Agreement,

as set forth in the attached Schedule C; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the

Agreement as follows:

     1.   PROSPECTUS.  Section 5(b) of the Agreement is hereby deleted in its entirety and is replaced with the following language:

          "The cost of preparing, printing and shipping of the prospectuses,

          proxy materials, periodic fund reports and other materials (Fund

          Disclosure Materials) to the Company shall be paid by ACIS or its agents or affiliates.  Notwithstanding the foregoing, in the event the Company elects to print a document that combines the Fund

          Disclosure Materials with the disclosure materials of other investment options under the Contracts, the costs of preparing,

          typesetting and printing the combined disclosure document shall be borne by the Company.  The Company will provide ACIS an invoice detailing all costs to be reimbursed by ACIS under this section

          5(b).  Provided, however, that reimbursement by ACIS will be limited to the lesser of the actual printing costs incurred by the

          Company or the cost ACIS would incur to print like quantities of such documents."

     2.   SCHEDULES A, B AND C.  Schedules A, B and C are hereby deleted in their entirety and are replaced by Schedules A, B and C, attached hereto.

                                      1


     3.   RATIFICATION AND CONFIRMATION OF AGREEMENT.  In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

          To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     4.   COUNTERPARTS.  This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     5.   FULL FORCE AND EFFECT.  Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties,

          terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 10 to be executed in its name and on behalf of its duly authorized officer on the date first listed above.

LINCOLN LIFE & ANNUITY                         AMERICAN CENTURY INVESTMENT

COMPANY OF NEW YORK                            SERVICES, INC.

By:    /s/ Daniel R. Hayes                     By:    /s/ Cindy A. Johnson

       -----------------------------                  ------------------------

Name:  Daniel R. Hayes                         Name:  Cindy A. Johnson

Title: Vice President                          Title: Vice President

As amended effective

January 1, 2009

                                      2


                                                           AS AMENDED EFFECTIVE

                                                                JANUARY 1, 2009

                                  SCHEDULE A

       VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

             SUPPORTED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE B

Group Variable Annuity Contracts

ChoicePlus

ChoicePlus Access

ChoicePlus II

ChoicePlus II Access

ChoicePlus II Bonus

ChoicePlus II Advance

ChoicePlus Assurance (A Share/Class)

ChoicePlus Assurance (A Share)

    i4LIFE(R) Advantage

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (B Share)

   i4LIFE(R) Advantage

ChoicePlus Assurance (B Class)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (Bonus)

ChoicePlus Assurance (L Share)

ChoicePlus Momentum Income Option

ChoicePlus Design

ChoicePlus Design i4LIFE(R)

   Advantage Director

Lincoln American Legacy Retirement

Lincoln CVUL

Lincoln CVUL Series III

Lincoln VUL(CV)

Lincoln VUL(CV) II Elite

Lincoln VUL(CV) III Elite

Lincoln VUL(CV) IV Elite

Lincoln VUL(DB)

Lincoln VUL(DB) Elite

Lincoln VUL(DB) II Elite

Lincoln VUL(DB) IV Elite

Lincoln VUL(ONE) Elite

Lincoln Momentum VUL(ONE) Elite

Lincoln Momentum SVUL(ONE) Elite

Lincoln SVUL Elite

Lincoln SVUL II Elite

Lincoln SVUL III Elite

Lincoln SVUL IV Elite

Lincoln SVUL(ONE) Elite

Lincoln Corporate Variable 5

Lincoln Corporate Private Solution

Lincoln Ensemble II VUL

Lincoln VUL(ONE) 2007 Elite

Lincoln Momentum VUL ONE 2007 Elite

Lincoln SVUL(ONE) 2007 Elite

Lincoln Momentum SVUL(ONE) 2007 Elite

AssetEdge VUL Elite

PrservationEdge SVUL Elite

Lincoln VUL(ONE) 2005 Elite

Lincoln Momentum VUL(ONE) 2005 Elite

VUL Flex Elite


                                                           AS AMENDED EFFECTIVE

                                                                JANUARY 1, 2009

                                  SCHEDULE B

         SEPARATE ACCOUNTS OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                          INVESTING IN CERTAIN FUNDS




SEPARATE ACCOUNT NAME                               AMERICAN CENTURY VP FUND(S) UTILIZED

---------------------                               -------------------------------------


Lincoln Life & Annuity Variable                     VP Inflation Protection Fund (Class I)

   Annuity Account L                                VP Balanced Fund (Class I)

Lincoln New York Account N                          VP Inflation Protection Fund (Class II)

   For Variable Annuities

LLANY Separate Account S for                        VP Income & Growth Fund

   Flexible Premium Variable                        VP International Fund (Class I)

   Life Insurance                                   VP Inflation Protection Fund (Class II)

LLANY Separate Account R for                        VP Inflation Protection Fund (Class I)

   Flexible Premium Variable

   Life Insurance

Lincoln Life & Annuity Flexible Premium             VP Inflation Protection Fund (Class I )

   Variable Life Account M

Lincoln New York Separate Account 401               VP Inflation Protection Fund (Class I)

Lincoln Life & Annuity Flexible Premium             VP Balanced Fund (Class I)

   Variable Life Account Z                          VP Income & Growth Fund (Class I)

                                                    VP Inflation Protection Fund (Class II)

                                                    VP International Fund (Class I)

                                                    VP Value Fund (Class II)

Lincoln Life & Annuity Flexible Premium             VP International Fund (Class I)

   Variable Life Account JA-B                       VP Value Fund (Class II)




                                                           AS AMENDED EFFECTIVE

                                                               NOVEMBER 1, 2008

                                  SCHEDULE C

                FUNDS AVAILABLE AND ADMINISTRATIVE SERVICES FEE

CLASS I OF:                                                  FEES

-----------                                                 ------

VP Balanced                                                 25 bps

VP International                                            25 bps

VP Income & Growth                                          25 bps

VP Inflation Protection Fund                                25 bps

CLASS II OF:

------------

VP Inflation Protection Fund                                25 bps

VP Value II                                                 10 bps


                           NOVATION AGREEMENT

     THIS NOVATION AGREEMENT (this "Agreement"), dated as of the Effective

Time (as defined herein), by and among American Century Investment Services,

Inc., the distributor ("Distributor") of the American Century family of mutual funds (the "Funds"), American Century Services, LLC, the transfer agent ("Transfer Agent") of the Funds, and Lincoln Life & Annuity Company of

New York ("Company").

                              RECITALS

     WHEREAS, Distributor, Transfer Agent and Company are parties to a certain Dealer/Agency Agreement, Services Agreement, or other agreement with respect to the Funds as listed on Exhibit A (such agreement, together with all exhibits, schedules, amendments, modifications, restatements, or other supplements thereto, and any other documents executed or delivered in connection therewith, the "Original Agreement");

     WHEREAS, according to its terms and as required by the Investment

Company Act of 1940, .as amended (the "Act'), the Original Agreement was automatically terminated on February 16, 2010 ("Termination Date") as a result of a deemed assignment of the Original Agreement by the Distributor;

     WHEREAS, Distributor, Transfer Agent and Company all wish to enter into a new agreement on the same terms as the- Original Agreement, effective as of the Termination Date; and

     WHEREAS, the parties intend that this Agreement act as a novation,

pursuant to which (i) the Original Agreement between the parties was terminated on and as of the Effective Time (as defined below) on the

Termination Date and (ii) a new agreement will be formed by and between the parties, on precisely the same terms as the Original Agreement.

     NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), and intending to be legally bound, the parties agree as follows:

          (1)  At 12:00 a.m. Eastern Time on the Termination Date (the

"Effective Time") a new agreement shall be deemed to have been formed by and between Distributor, Transfer Agent and Company on the same terms as the

Original Agreement.

          (2)  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once each party to this Agreement has executed a copy of this Agreement, this Agreement shall be considered fully executed and effective, notwithstanding that all parties have not executed the same copy.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Time.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By: /s/ Daniel Hayes

Name: Daniel Hayes

Title: Vice President

Date: March 18, 2010

AMERICAN CENTURY INVESTMENT SERVICES, INC.     AMERICAN CENTURY SERVICES, LLC

By: /s/ Cindy A. Johnson                       By: /s/ Janet A. Nash

Name: Cindy A. Johnson                         Name: Janet A. Nash

Title: Vice President, National Accounts       Title: Vice President, Associate

                                                      General Counsel

Date: February 23, 2010                        Date: February 23, 2010

                                      1


                                  EXHIBIT A

                             ORIGINAL AGREEMENTS

Fund Participation Agreement dated 9/26/1996, as amended (VP Funds)

Services Agreement dated 6/1/2000 (Retail Funds)


                AMENDMENT NO. 11 TO FUND PARTICIPATION AGREEMENT

      THIS AMENDMENT NO. 11 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is

made as of this 1st day of May, 2016, by and between LINCOLN LIFE & ANNUITY

COMPANY OF NEW YORK (the "Company) and AMERICAN CENTURY INVESTMENT SERVICES, INC.

("ACIS"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

      WHEREAS, the Company and ACIS are parties to that certain Fund

Participation Agreement dated September 26, 1996, as amended (the "Agreement");

and

      WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity contracts and variable life policies supported by the separate accounts under the Agreement, as set forth in the attached Schedule A;

and

      WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts for which Funds are made available under the Agreement, as set forth in the attached Schedule B; and

      WHEREAS, the parties have agreed to make additional Funds available as investment options and to revise the reimbursement terms under the Agreement, as set forth in the attached Schedule C; and

      WHEREAS, the parties now desire to modify the Agreement as provided herein.

      NOW, THEREFORE, in consideration of the mutual promises set forth herein,

the parties hereto agree as follows:

      1. COMPENSATION AND EXPENSES. Section 6(c) is hereby deleted in its entirety and the following section is substituted in lieu thereof:

         "(c) In consideration of performance of the Distribution Services specified on SCHEDULE D by the Company, ACIS will pay the Company a fee (the

"Distribution Fee") as set forth on the attached SCHEDULE C, of the average amount invested by the Company in the Class II shares of the Funds set forth on

SCHEDULE C."

      2. SCHEDULES A, B, AND C. Schedules A, B and C are hereby deleted in their entirety and are replaced by Schedules A, B, and C, attached hereto.

      3. RATIFICATION AND CONFIRMATION OF AGREEMENT. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the

Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.


      4. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

      5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.




LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK     AMERICAN CENTURY INVESTMENT SERVICES, INC.

By: /s/ Daniel R. Hayes                        By: /s/ Cindy A. Johnson

    ---------------------------------------        ---------------------------------------

    Name:  Daniel R. Hayes                         Name:  Cindy A. Johnson

    Title: Vice President                          Title: Vice President




                                   EXHIBIT A

        VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

              SUPPORTED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE B

      ALL CONTRACTS AND POLICIES OFFERED TO CLIENTS OF THE COMPANY, UNLESS

OTHERWISE AGREED TO BY THE PARTIES.


                                   EXHIBIT B

        Separate Accounts of the Lincoln Life & Annuity Company of New York

                           Investing in Certain Funds

All Separate Accounts of Lincoln Life & Annuity Company of New York, unless otherwise agreed to by the parties.


                                   SCHEDULE C

                FUNDS AVAILABLE AND ADMINISTRATIVE SERVICES FEE

        CLASS I OF:                                   FEES

        ----------------------------------      ---------------

        VP Balanced Fund                        30 bps

        VP International Fund                   25 bps

        VP Income & Growth Fund                 25 bps

        VP Inflation Protection Fund            25 bps

        CLASS II OF:

        ----------------------------------

        VP Balanced Fund                        30 bps

        VP Inflation Protection Fund            25 bps

        VP Value Fund                           10 bps

                               DISTRIBUTION FEES

        VP Balanced Fund Class II               25 bps

        VP Inflation Protection Fund Class II   25 bps

        VP Value Fund Class II                  25 bps